UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 12, 2013

METHES ENERGIES INTERNATIONAL LTD
 (Exact name of Registrant as specified in its charter)

Nevada	001-35652	71-1035154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D-272, Las Vegas, Nevada	89103
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (702) 932-9964

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 12, 2013, Methes Energies Canada, Inc. (“Methes Canada”), a wholly-owned subsidiary of Methes Energies International Ltd., a Nevada corporation (NASDAQ: MEIL) (the “Company”) entered into a Term Loan Facility Agreement with 1730636 Ontario Limited (the “Agreement”) pursuant to which Methes Canada may borrow up to $1,536,000 (CDN$1,600,000) for a term of 12 months at an interest rate of 12% per annum.  The proceeds from the closing of this facility will be used to repay the existing loan from TCE Corporation in the principal amount of $1,446,750 (CDN$1,500,000) which carries an annual interest rate of 23%.

Under the terms of the Agreement, interest is payable monthly and outstanding principal is due at maturity. Outstanding principal would be prepayable after six months upon 30 days’ notice and payment of a penalty equal to one-month's interest. Upon closing, the facility will be secured by Methes Canada’s Sombra, Ontario, real property and other personal property, excluding its leasehold interest in rail cars and its inventory, accounts receivable and their proceeds. The facility prohibits payment of debt owed by the Company to certain of its stockholders and a director during the life of the facility and contains other customary debt covenants.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the loan documents filed as Exhibits 4.1, 10.1, 10.2 and 10.3, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
4.1	Promissory Note, dated July 11, 2013, in the principal amount of $1,536,000 (CDN$1,600,000), bearing interest at the rate of 12.0% per annum issued to 1730636 Ontario Limited (the “July 2013 Note”)(1)
10.1	Term Loan Facility Agreement between Methes Energies Canada, Inc. and 1730636 Ontario Limited dated June 24, 2013(1)
10.2	Security Agreement, dated July 11, 2013, between Methes Energies Canada, Inc. and 1730636 Ontario Limited securing the July 2013 Note(1)
10.3	Collateral Mortgage on the real property located at Sombra, Ontario securing the July 2013 Note(1)
99.1	Press release dated July 17, 2013 announcing the Term Loan Facility Agreement

______________
(1) Filed as an exhibit to our Quarterly Report on Form 10-Q for the period ended May 31, 2013, on July 15, 2013, and incorporated herein by reference.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Methes Energies International Ltd.

Dated: July 17, 2013	By:	/s/ Michel G. Laporte
Michel G. Laporte,
Chief Executive Officer